UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 30, 2005

E-LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25621	77-0460084
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6230 Stoneridge Mall Road
Pleasanton, California   94588
(Address of principal executive offices including zip code)

(925) 847-6200
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 30, 2005, E-LOAN, Inc. (the "Company") entered into the Second Amendment to Credit Agreement (the "Amendment") with Wells Fargo Bank, National Association ("Wells Fargo"). The Amendment amends the existing Credit Agreement, dated as of June 30, 2003, between the Company and Wells Fargo, as the same has been amended from time to time, which, among other things, makes a line of credit currently in the maximum amount of $2,350,000 available to the Company (the "Line of Credit"). Among other things, the Amendment extends the expiration date of the Line of Credit to June 30, 2006. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit 10.1	Second Amendment to Credit Agreement, dated as of June 30, 2005, by and between E-LOAN, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: July 1, 2005

E-LOAN, INC.

By: /s/ Darren Nelson

Darren Nelson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Second Amendment to Credit Agreement, dated as of June 30, 2005, by and between E-LOAN, Inc. and Wells Fargo Bank, National Association.

*    Also provided in PDF format as a courtesy.